UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 7, 2010

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

In conjunction with the presentations of Newfield Exploration Company (the “Company” or “Newfield”) at the Wells Fargo Energy Conference in New York, New York, and the Capital One Southcoast Energy Conference in New Orleans, Louisiana, the Company today disclosed results on its first two super extended lateral (SXL) completions in the Williston Basin. Both wells were drilled west of the Nesson Anticline in the Company’s Aquarium/Watford development areas.

A summary of Newfield’s well results follows:

WILLISTON BASIN SUMMARY 2008 - PRESENT
	WELLS	AVG LATERAL LENGTH (FT)	AVG # FRAC STAGES	AVG IP RATE (BOEPD)	AVG 30 DAY RATE (BOEPD)
2008 COMPLETED WELLS	6	5,167	5	695	340
2009 COMPLETED WELLS	10	4,512	8	848	400
2010 YTD COMPLETED WELLS(1)	18	4,170	16	2,442	710

RECENT 9000' LATERAL COMPLETIONS
Johnsrud 150-98-6-7-1H(2)		9,390	31	3,417	1,721
Charlotte 150-98-12-20-1H(3)		9,510	32	3,311	-

(1) EXCLUDES RECENT SXL COMPLETIONS
(2) PRODUCTION COMMENCED 11/8/10
(3) PRODUCTION COMMENCED 11/15/10

Newfield is running four operated rigs in the Williston Basin and all of the rigs are drilling SXL wells. Newfield’s current net production in the Williston Basin is nearly 7,000 BOEPD. The Company plans to add a fifth operated rig in January 2011 and anticipates growing net production to more than 10,000 BOEPD in 2011.

Newfield Exploration Company is an independent crude oil and natural gas exploration and production company. The Company relies on a proven growth strategy of growing reserves through an active drilling program and select acquisitions. Newfield's domestic areas of operation include the Mid-Continent, the Rocky Mountains, onshore Texas, Appalachia and the Gulf of Mexico. The Company has international operations in Malaysia and China.

**This Current Report on Form 8-K contains forward-looking information on future estimated drilling plans and production volumes. Although Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, oil and gas prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability and cost of capital resources, labor conditions and severe weather conditions. In addition, the drilling of oil and gas wells and the production of hydrocarbons are subject to governmental regulations and operating risks.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: December 7, 2010	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

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